UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2017 (May 19, 2017)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On May 19, 2017, Molina Healthcare, Inc. (the “Company”) entered into a Third Amendment (the “Third Amendment”) to its existing Credit Agreement, dated as of June 12, 2015 (as amended, the “Credit Agreement”), by and among the Company, the Guarantors party thereto, the Lenders party thereto and SunTrust Bank, as Administrative Agent, Issuing Bank and Swingline Lender, with respect to the Company’s unsecured revolving credit facility in the aggregate principal amount of $500.0 million.

The Third Amendment modifies the Credit Agreement’s definition of Specified Cash to permit such cash that is either subject to customary escrow arrangements or held in a segregated account to be netted from the Credit Agreement’s consolidated net leverage ratio if the use of the cash is limited to the repayment of other Indebtedness (or used to fund a Permitted Acquisition, in the case of cash held in escrow). The Third Amendment also adds a carve-out to the Credit Agreement’s negative pledge covenant to allow for the escrow arrangements and segregated accounts (to the extent such segregated account is deemed to have incurred an encumbrance in connection with any covenants applicable to the proceeds contained in such segregated account) permitted in the definition of Specified Cash.

The foregoing summary of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Amendment. A copy of the Third Amendment is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description
10.1
Third Amendment to Credit Agreement, dated as of May 19, 2017, by and among Molina Healthcare, Inc., the Guarantors party thereto, the Lenders party thereto and SunTrust Bank, in its capacities as Administrative Agent, Issuing Bank and Swingline Lender.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	May 22, 2017	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Third Amendment to Credit Agreement, dated as of May 19, 2017, by and among Molina Healthcare, Inc., the Guarantors party thereto, the Lenders party thereto and SunTrust Bank, in its capacities as Administrative Agent, Issuing Bank and Swingline Lender.